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                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                 JULY 16, 1997
                                 DATE OF REPORT

                                $171,326,953.09

                  CORESTATES HOME EQUITY LOAN TRUST 1996-1
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           (Exact name of registrant as specified in its charter)

                        HOME EQUITY LOAN CERTIFICATES


New York                             33-79544-07          36-7148609
                                     Series 1996-1

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(STATE OR OTHER JURISDICTION       (COMMISSION            (IRS EMPLOYER
OF INCORPORATION)                  FILE NUMBER)           IDENTIFICATION
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                c/o CoreStates Bank, N.A., as Master Servicer
                             1345 Chestnut Street
                   Philadelphia, Pennsylvania           19107
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES   (ZIP CODE)
            OF MASTER SERVICER)


MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3810
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                                                 Total Number of
                                                 Sequentially
                                                 Numbered Page   9
                                                 Exhibit Index
                                                 Appears on Page 4
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Item 7.  Financial Statements and Exhibits

          The following exhibits are furnished herewith:

          21      Monthly servicing report prepared by the Master
                  Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of June 1, 1997 through June 30, 1997.

          25      Power of Attorney of The First National Bank of Chicago.*





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*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.





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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 16, 1997              CORESTATES HOME EQUITY TRUST
                                  (Registrant)

                                  By The First National Bank
                                     of Chicago


                                  By /s/ Barbara M. Rothenberg
                                     -------------------------
                                     Barbara M. Rothenberg
                                     Attorney-in-Fact





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
                                Exhibit Index


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
Exhibit No.                                                                        Page
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
21.1             Monthly servicing report prepared by the Master                     5
                 Servicer and sent to holders of the Certificates
                 pursuant to Section 5.02(b) of the Pooling and
                 Servicing Agreement covering the period of
                 June 1, 1997 through June 30, 1997.

25               Power of Attorney of The First National Bank of Chicago.*

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*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.





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